First Quarter 2010 May 10, 2010 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
This presentation may include forward-looking statements, both with respect to Max and its industry, that reflect its current views with respect to future events and financial performance. Statements that include the words “expect,”
“intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated
in such statements and you should not place undue reliance on any such statements.
Max believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed;
(3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Max or Harbor Point by their major brokers; (9) the effect on Max’s and Harbor Point’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point or new business ventures Max may enter into;
and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Max’s most recent reports on Form 10-K and Form 10-Qs filed subsequent to, and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Max will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Max or its business or operations. Max undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Merger of Equals of two strong organizations
Enhances position with clients and brokers
Combines “best in class" reinsurance group with a global specialty platform
Provides diversified and stable earnings over time
Established platforms in all major insurance markets
Delivers flexibility to optimize portfolio composition
Larger capital base with approximately $3 billion in equity
Enhances financial flexibility
Strong and deep management and underwriting teams
Committed to growth in book value
Alterra – A Winning Combination
Creates Value for All Shareholders

Transaction Overview
Structure
–
Stock for stock merger of equals
Exchange Ratio
–
3.7769 shares of Max for each Harbor Point share
–
Fixed exchange ratio
Pro Forma Ownership
–
52% by Harbor Point shareholders (fully diluted)
–
48% by Max shareholders (fully diluted)
Extraordinary Dividend
–
$2.50 per share cash dividend (~$304 million) to all shareholders post-closing
–
Subject to combined board approval
Management
–
Marty Becker – President, Chief Executive Officer and Director
–
John Berger – Chief Executive Officer of Reinsurance and Vice Chairman of Board
Board of Directors
–
14 member Board of Directors with 7 directors from each of Harbor Point and Max
–
Michael O’Reilly, Non-Executive Chairman
Approvals
–
Received shareholder approvals
–
Awaiting customary regulatory approvals
Expected Closing
–
Second quarter 2010

Alterra

| | | |
|---|---|---|
| | | Max |
| | | HarborPoint |
| | | Max |
| | | Max |
| | | HarborPoint |
| | | HarborPoint |
| | | Max |
| | | Max |
| | | Max |
| | | HarborPoint |
| | | HarborPoint |
| | | Max |
| | | HarborPoint |

Alterra

Name                     Position
Marty Becker President, Chief Executive Officer, Director
John Berger Chief Executive Officer of Reinsurance, Vice Chairman of Board
Peter Minton Chief Operating Officer
Joe Roberts Chief Financial Officer
Andrew Cook Chief Integration Officer and EVP, Global Development
Carol Rivers General Counsel
Angelo Guagliano Chief Executive Officer, Insurance
David Kalainoff Chief Underwriting Officer, U.S. Reinsurance
Adam Mullan Chief Executive Officer, Max at Lloyd’s
Wayne Paglieri Chief Operating Officer, Reinsurance
Greg Richardson Chief Underwriting Officer, Bermuda Reinsurance
Steve Vaccaro Chief Executive Officer, Max Specialty
Tom Wafer President, U.S. Reinsurance

Combining Strong Management With Deep Experience

World Class Board Led by Michael O’Reilly
Max Harbor Point
Name Affiliations
Gordon Cheesbrough
Deputy Chairman
Managing Partner of Blair Franklin Capital
Partners, Inc.  Former President and CEO of
Altamira Investment Services Inc.  Former
Chairman and CEO of Scotia Capital Markets
Marty Becker
CEO
Chairman and CEO of Max Capital Group Ltd.
Former Chairman and CEO of Orion Capital
Corporation
Bruce Connell
Former EVP and Group Underwriting Officer of
XL Capital Ltd.
Willis King Chairman of First Protective Insurance Company
James MacNaughton
Former Senior Advisor, Managing Director and
Global Partner of Rothschild Inc.
Mario Torsiello
President and Chief Executive Officer, Torsiello
Capital Advisors Inc.
James Zech
President of High Ridge Capital, LLC.  President
and CEO of Kinloch Holdings, Inc.
Name Affiliations
Michael O’Reilly
Chairman
Retired Vice Chairman and CFO of The Chubb
Corporation
John Berger
Vice Chairman
President and CEO of Harbor Point.  Former
President and CEO of Chubb Re and F&G Re
James Carey
Deputy Chairman
Former Chairman of Paris Re.  Senior Principal
of Stone Point and a member of the Investment
Committees of the Trident Funds
Thomas Forrester Retired CFO of The Progressive Corporation
Meryl Hartzband
Former Director of ACE Limited and Travelers.
Chief Investment Officer of Stone Point and a
member of the Investment Committees of the
Trident Funds
Stephan Newhouse
Retired President of Morgan Stanley and
Chairman of Morgan Stanley International Inc.
Andy Rush
Founder and Senior Managing Director of
Diamond Castle Holdings LLC.  Former
Managing Director at DLJ Merchant Banking

Combination provides greater size and scale
–
Enhances valuation and ratings
profile
–
Provides greater financial flexibility
Enhanced position with clients and brokers
Platform / underwriters are in place
Ability to more efficiently manage
capital
–
Excess capital to support
underwriting opportunities or
returned to shareholders
Combination Enhances Market Profile
____________________
(1) Pro forma for expected post-closing dividend of ~$304 million ($2.50 per share).  Before purchase accounting adjustments.
(2) Shareholders’ Equity at 12.31.09
Shareholders’ Equity (3/31/10)
($ in billions)
(1)
$2.1
$1.9
$1.6
$1.6
$1.6
$1.5
(2)
$1.4
$7.4
$6.0
$5.4
$4.4
$4.0
$3.8
$3.8
$3.3
$3.2
$3.1
$2.8
$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0
PRE
RE
AXS
ACGL
TRH
RNR
VR
AWH
AHL
ENH
PTP
Harbor Point
MRH
AGII
MXGL
Ariel
FSR

Global Reach Through Established Platforms
Reinsurance Insurance
Lloyd’s U.S. Specialty Insurance
Major
Classes
–
Agriculture
–
Aviation
–
General casualty
–
Medical malpractice
–
Professional liability
–
Property
–
Marine and energy
–
Whole account
–
Workers’ comp
–
Life and annuity
–
Aviation
–
Excess liability
–
Professional liability
–
Property
–
Personal accident
–
Financial institutions
–
Professional liability
–
Property
–
International casualty treaty
reinsurance
–
General liability
–
Marine
–
Property
–
Miscellaneous professional
liability
Operating
Regions
–
United States
–
Latin America
–
Canada
–
European Union
–
Japan
–
Australia
–
New Zealand
–
United States
–
European Union
–
United Kingdom
–
Japan
–
Denmark
–
Latin America
–
United States
Offices
–
Bermuda
–
Dublin
–
–
New Jersey
–
Bermuda
–
Dublin
–
Hamburg
–
London
–
Leeds
–
Tokyo
–
Copenhagen
–
Rio de Janeiro
–
New York
–
Los Angeles
–
Philadelphia
–
Richmond
–
Atlanta
–
Dallas
–
San Francisco
Bogotá

Max Capital – Global Specialty Underwriter
Global underwriter of specialty insurance and
reinsurance
– Multiple operating platforms
– Diversified business profile across specialty
classes of business
– Highly experienced management with
proven track record
Opportunistic and disciplined underwriting strategy
– Analytical and quantitative underwriting
orientation
– 5 year average combined ratio of 92%
– Generates more stable underwriting
results and ROE
Strong balance sheet with conservative reserving
track record
High quality investment portfolio repositioned to
reflect traditional underwriting base
Q1 2010 2009
Net Premiums Written $217.9 $894.5
Combined Ratio
90.5% 88.1%
Cash and Investments  $5,344.6 $5,259.1
Shareholders' Equity  $1,613.1 $1,564.6
Tangible Equity  $1,564.4 $1,515.9
Net Operating Income $40.7 $208.9
Annualized ROE (operating) 10.2% 14.7%
2009 GPW: $1,375 million
Q1 2010 GPW: $371 million
U.S. Specialty
Lloyd’s
Life & Annuity
3%
9%
21%
31%
36%
Reinsurance
Insurance

Consistent financial performance with first quarter 2010 operating diluted EPS of $0.71 per share
P&C premiums written declined 14.6% to $370.3 million as growth from new underwriting teams was offset by increasingly competitive market conditions
Net investment income up 19.5% reflects the shift from cash to fixed income picking up additional yield
Combined ratio of 90.5% with solid underwriting profits across the organization
Catastrophe losses from Q1 events of $9.6mm represent < 1% of shareholders’ equity
Diluted book value per share of $27.86, up 27.3% from 3/31/09 and 1.8% since 12/31/09.
First Quarter 2010 Highlights – Max Capital

Harbor Point – "Best in Class" Franchise
Formed in 2005 with "A" A.M. Best rating
– No legacy exposures
Longstanding franchise led by John Berger
– Chubb Re management team and book of
business
Diversified reinsurer with an excellent track record
Strong and experienced Board
– Michael O’Reilly, formerly Vice Chairman &
CFO of The Chubb Corporation, will be
Chairman of Alterra
Sophisticated, knowledgeable shareholder group
– Stone Point Capital and The Chubb
Corporation are largest investors
Q1 2010 2009
Net Premiums Written $299.5 $601.9
Combined Ratio
94.3% 80.6%
Cash and Investments  $2,685.2 $2,585.0
Shareholders' Equity  $1,926.1 $1,889.7
Tangible Equity  $1,668.1 $1,631.8
Net Operating Income $26.9 $180.9
Annualized ROE (operating) 5.6% 10.1%
Casualty
Property
Specialty
2009 GPW: $608 million
Q1 2010 GPW: $307 million
49%
36%
15%

First quarter 2010 net income of $33.5 million
$306.6 million of premiums written up from $228.5 million in the first quarter 2009
Premium growth primarily in Specialty lines due to favorable opportunities in crop and trade credit
Q1 2010 premiums written split between Property, 31%, Casualty, 33%, and Specialty
36%
Combined ratio of 94.3%
Catastrophe losses from Q1 events of $35 million represent < 2% of shareholders’ equity
Growth in tangible equity to $1,668.1 million at 3/31/2010 from $1,631.8 million at
12/31/2009
First Quarter 2010 Highlights – Harbor Point

| | | | Alterra |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |

Alterra

(1)
Strong operational flexibility, well positioned to support opportunistic growth over time
____________________
(1) Pro forma for expected post-closing dividend of ~$304 million ($2.50 per share).  Before purchase accounting adjustments.
Conservative Operating Leverage
As of March 31, 2010
($ millions)
Max
Harbor Point
Gross Premiums Written $371.1 $306.6 $677.7
Net Premiums Written $217.9 $299.5 $517.4
Retention 59% 98% 76%
Shareholders' Equity $1,613.1 $1,926.1 $3,235.2
Combined Ratio 90.5% 94.3% 92.1%
Net Operating Income $40.7 $26.9 $67.6
Annualized ROE (operating) 10.2% 5.6% 8.5%
LTM NPW/March 31
Equity
0.52x 0.35x 0.47x

(1)
Well-positioned balance sheet with conservative financial leverage
vs. 16.0% average for
peer group
(2)
____________________
(1) Pro forma for expected post-closing dividend of ~$304 million ($2.50 per share).  Before purchase accounting adjustments.
(2) Peer group average as of 12/31/09.
Strong Financial Position
As of March 31, 2010
($ millions)
Max
Harbor Point
Cash and Investments $5,344.6 $2,685.2 $7,725.8
Loss & LAE Reserves $4,527.3 $762.5 $5,289.8
Debt $90.5 $200.0 $290.5
Shareholders' Equity $1,613.1 $1,926.1 $3,235.2
Total Debt / Capitalization 5.3% 9.4% 8.2%

Harbor Point
2009 GPW = $1,983 million
A compelling strategic fit, with limited overlap
2009 GPW = $608 million
Max
2009 GPW  = $1,375 million
____________________
Note: Before intercompany eliminations of gross premiums written of approximately $36 million.
Short-tail
Long-tail
Short-tail
Long-tail
Short-tail
Long-tail
Insurance
Reinsurance
U.S. Specialty
Lloyd’s
Life & Annuity
Reinsurance
Insurance
Reinsurance
U.S. Specialty
Lloyd’s
Life & Annuity
Diversified and Balanced Business Mix
3%
9%
21%
31%
36%
47%
53%
100%
48%
52%
2%
7%
14%
22%
55%
47% 53%

Long-Tail Short-Tail
2009 GPW  = $1,983 million
Line of Business
____________________
Note: Before intercompany eliminations of gross premiums written of approximately $36 million.
(1)     Includes Reinsurance segment (55.3%), Life & Annuity reinsurance (2.2%) and reinsurance written through Lloyd’s platform (4.2%).
North America
Europe
Other
Other Short-Tail
Agriculture
Marine & Energy
Property
Aviation
Auto
Professional
Liability
Medical Malpractice
General Casualty
Workers’ Comp /
Clash
Life
Other Long-Tail
Reinsurance
Insurance
(1)
Alterra Will Have a Diversified Portfolio of Business
30%
4%
2%
5%
15%
1%
5%
5%
6%
3%
21%
3%
62%
38%
6%
16%
78%

2009 GPW  = $489 million 2009 GPW  = $608 million 2009 GPW  = $1,097 million
Property
Casualty Specialty
Property
Workers’
Compensation
General
Casualty
Auto
Professional
Liability
Marine & Energy
Aviation
Agriculture
Other Specialty
Property
General
Casualty
Professional
Marine & Energy
Aviation
Agriculture
Other Specialty
Property
Workers’
Compensation
General
Casualty
Medical
Malpractice
Professional
Liability
Marine &
Energy
Aviation
Agriculture
Other Specialty
Auto
WCC / Clash
Credit
Credit
Medical
Malpractice
Max - Reinsurance Harbor Point
Business lines written by Max and Harbor Point are similar
Businesses are complementary and leverage different areas of expertise
Harbor Point tends to focus on larger accounts than Max
____________________
Note:   Before intercompany eliminations of gross premiums written.
Q1 2010 GPW  = $155 million Q1 2010 GPW  = $307 million Q1 2010 GPW  = $462 million
Complementary Portfolio of Business: Reinsurance
10%
28%
9%
20%
5%
10%
2%
5%
6%
3%
2%

$8.0 Billion
Harbor Point Max
Fixed Income
Other
Investments
Cash / Short Term
Fixed Income
Other
Investments
Cash / Short Term
Fixed Income
Other
Investments
Cash / Short
Term
As of March 31, 2010
Conservative Investment Posture
13%
6%
81%
22%
4%
74%
16%
6%
78%
$5.3 Billion $2.7 Billion

$7.6 Billion
Conservatively positioned
Average rating of "AA“
68% in cash and short-term investments,
U.S. Government and Agencies, and  AAA
securities
Duration of 3.8 years
U.S. Gov’t and
Agencies
Cash and Short-
Term Investments
AAA
AA
A
BBB
BB or Lower
As of March 31, 2010
High Quality Fixed Income Portfolio
17%
18%
33%
8%
18%
3% 3%

Compelling Transaction for Alterra Shareholders
Max shareholders merge with a “best in class” reinsurance franchise
Harbor Point shareholders merge with a global specialty insurer and reinsurer
Capital of ~$3 billion enhances market position with clients and brokers
Ability to fully capitalize on market opportunities in a soft or hard market
Capital benefit – $304 million expected post-closing dividend
Key Harbor Point shareholders committed to this transaction
Alterra shareholders will benefit from stronger, more stable book value growth over time

21 Alterra means "high ground" — a place of security Alterra Capital Holdings Limited Bermuda Ireland United States Lloyd’s Latin America

22 Appendix

Primary Shares Outstanding
(2)
57.4
62.5
119.9
Warrant Shares
0.7
8.9
9.6
Weighted average strike price
$16.01
$22.62
$22.12
Option Shares
1.7
2.2
3.9
Weighted average strike price
$22.32
$26.64
$24.76
Shares Outstanding
____________________
Note: Before the impact of the expected post-closing dividend of ~$304 million ($2.50 per share).
(1) Based on exchange ratio of 3.7769 shares of Max for each Harbor Point share.
(2) Includes restricted shares/units.
As of March 31, 2010
Millions, except per share amounts
Harbor Point Max
(1)

Harbor Point – Financial Highlights
Shareholders’
Equity ($ in millions)
Premiums Written ($ in millions)
Combined Ratio
2009 Gross Premiums Written
Casualty
Property
Specialty
NPW GPW
Loss & LAE Ratio Expense Ratio
Total = $608 Million
49%
36%
15%
$642.6
$672.5
$511.7
$607.5
$601.9
$506.8
$567.9
$590.4
$0
$100
$200
$300
$400
$500
$600
$700
2006 2007 2008 2009
49.1%
38.7%
33.3%
36.3%
44.3%
69.9%
47.3%
43.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
86.0%
92.8%
103.2%
80.6%
$1,889.7
$1,691.5
$1,579.0
$1,461.9
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009

Property Casualty Specialty Total
2009 GPW: $296 million 2009 GPW: $221 million 2009 GPW: $91 million 2009 GPW: $608 million
Per Risk
Catastrophe
Excess of Loss
Crop
Quota Share
Marine/Energy
Credit Multi-line
Aviation
Property
Casualty Specialty
Quota
Share
Harbor Point Has A Well-Diversified Portfolio of Business
5%
20%
75%
14%
86%
26%
16%
4%
31%
23%
49%
36%
15%
$220.9
$225.3
$313.4
$220.4
$0
$100
$200
$300
$400
2006 2007 2008 2009
$295.9
$246.6
$282.3
$296.3
$0
$100
$200
$300
$400
2006 2007 2008 2009
$90.8
$39.8
$76.8
$126.0
$0
$100
$200
$300
$400
2006 2007 2008 2009
$607.5
$511.7
$672.5
$642.6
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009

Premiums Written ($ in millions) 2009 Gross Premiums Written
Shareholders’ Equity ($ in millions) Combined Ratio
Loss & LAE Ratio Expense Ratio
U.S. Specialty
Max at Lloyd’s
Life & Annuity
Reinsurance
Insurance
Reinsurance
Total = $1,375 million
Max – Financial Highlights
36%
31%
3%
9%
21%
$865.2
$1,078.3
$1,254.3
$1,375.0
$634.7
$796.6
$840.2
$894.5
$0
$300
$600
$900
$1,200
$1,500
2006 2007 2008 2009
18.7%
24.2%
23.0%
25.7%
62.4%
68.9%
64.0%
67.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
88.2%
86.4%
91.9%
88.1%
NPW GPW
$1,564.6
$1,280.3
$1,583.9
$1,390.1
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009

Insurance
(31% of GPW)
Reinsurance
(36% of GPW)
Professional
Liability
Property
Excess
Liability
Aviation
Excess Liability
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine &
Energy
Agriculture
2009 GPW: $428 million 2009 GPW: $489 million
Max Has a Strong Market Position in Specialty Classes …
15%
42%
27%
16%
3%
15%
18%
16%
17%
7%
6%
4%
14%
$427.8
$389.4
$382.9
$396.6
$300
$400
$500
2006 2007 2008 2009
$489.0
$419.5
$345.2
$423.6
$300
$400
$500
2006 2007 2008 2009

U.S. Specialty
(21% of GPW)
Max at Lloyd’s
(9% of GPW)
2009: $285 million 2009: $129 million
Launched in 2007
Nationwide niche E&S underwriter
–
91% non-admitted
2009 combined ratio = 99.5%
Acquired in November 2008
Direct and reinsurance
3 syndicates under management
2009 combined ratio = 86.3%
Professional
Liability
Property
Marine
General
Casualty
Property
Aviation
Fin. Institutions
Prof. Liability
Accident
& Health
…With an Attractive Position in the U.S. Market and Lloyd’s
47%
1%
21%
31%
47%
15%
18%
2%
18%